                             IMPERIAL SUGAR COMPANY

               SECOND AMENDMENT TO RESTRUCTURING CREDIT AGREEMENT

     SECOND AMENDMENT, dated as of June 26, 2002 (this "Amendment"), to the Restructuring Credit Agreement dated as of August 28, 2001 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Imperial Sugar Company, a Texas corporation (the "Borrower"), the several Lenders ("Lenders") from time to time parties thereto, and Harris Trust and Savings Bank, as Administrative Agent and Collateral Agent.

                                   WITNESSETH

     Whereas, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

     Whereas, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

     Now, Therefore, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

     Section 2. Amendments to the Credit Agreement.

     2.1. The definitions of the terms "Adjusted Revolving Credit Commitment" and "Applicable Overadvance Allowance or Block" appearing in Section 1.1 of the Credit Agreement shall be amended to read as follows:

           "Adjusted Revolving Credit Commitment": as to any Lender at any time,
     (a) the amount of such Lender's Revolving Credit Commitment less (b)(i) during the period commencing on April 1, 2002, and ending on June 30, 2002, such Lender's Revolving Credit Percentage of the aggregate principal amount of CCC Loans in excess of $25,000,000, (ii) during the period from July 1, 2002, through December 30, 2002, $0, and (iii) at all other times, such Lender's Revolving Credit Percentage of the aggregate principal amount of all CCC Loans.

          "Applicable Overadvance Allowance or Block": for purposes of the calculation of availability under the revolving credit as of a date in each period set forth below, the amount set forth below for such period:

                         Period                                  Amount

         July 1, 2002 through September 27, 2002              $40,000,000

      September 28, 2002 through December 30, 2002            $25,000,000"

     The Applicable Overadvance Allowance or Block will be added to the Borrowing Base in effect during each period specified above.

          2.2. Section 1.1 of the Credit Agreement shall be amended by the following definition thereto in the appropriate alphabetical order:

          " "Extension Conditions": on or before September 27, 2002, the Borrower satisfies all of the following conditions:

          (a) the Borrower reports EBITDA for the eleven months ended August 31, 2002, of not less than $23,900,000;

          (b) the Borrower provides the Lenders with a cash flow forecast in reasonable detail from September 27, 2002 through January 31, 2003, showing that the Borrower's available financial resources are sufficient to meet the Borrower's obligations as they become due during the same period; and

          (c) as soon as available but in any event not later than 12:00 noon (Chicago time) on September 26, 2002, the Borrower provides the Lenders with copies of letters of interest and/or formal proposals from economically viable potential buyers of assets, operating units or any combination thereof or lenders or providers of junior capital, reasonably satisfactory to the Administrative Agent (and the Administrative Agent agrees to inform the Borrower as promptly as practicable, but in any event no later than 12:00 noon, Chicago time, on September 30, 2002, whether any such letters of interest and/or formal proposals are reasonably satisfactory to it), to provide for the repayment of the Loans and reductions of the Revolving Credit Commitment in an aggregate amount not less than $100,000,000 by no later than December 31, 2002, on terms and conditions and pursuant to documentation satisfactory to the Lenders or Required Lenders, as applicable, and the Borrower indicates in writing to the Lenders that it will pursue such proposals; and

          (d) the Borrower delivers to the Lenders copies of its budget for the fiscal year ending September 30, 2003, that has been approved by the Borrower's Board of Directors."

     2.3. Section 2.15(e) of the Credit Agreement shall be amended to read as follows:

          "(e) In addition to interest payable pursuant to any other provision of this Agreement, the Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans and on the amount of drawings under Letters of Credit which have not then been reimbursed from time to time outstanding during the period from and including April 1, 2002, through December 30, 2002, at the rate per annum (calculated on the basis of a year of 360 days and actual days elapsed) of 1.5% from April 1, 2002, through June 30, 2002, and 6.5% from July 1, 2002, through December 30, 2002. On June 30, 2002, September 30, 2002, and December 30, 2002, all such interest accrued during the three-month period ending on such date with respect to Revolving Credit Loans and the amount of drawings under Letters of Credit which have not then been reimbursed shall be added to the principal balance of the Revolving Credit Loans and shall be evidenced by the promissory notes of the Borrower evidencing Revolving Credit Loans, all such interest accrued during the three-month period ending on such dates with respect to outstanding Swing Line Loans shall be added to the principal balance of the Swing Line Loans and shall be evidenced by the promissory note of the Borrower evidencing the Swing Line Loans and all such interest accrued during the three-month period ending on such dates with respect to the Term Loans shall be added to the principal balance of the Term Loans. From and after each such date, all such amounts shall be evidenced by the promissory notes of the Borrower evidencing such Loans, and all such amounts shall be entitled to the benefits of the Collateral, shall bear interest at the rates applicable to the relevant Loans until paid in full and shall be payable on (x) the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8 or on which all Obligations have been fully paid, no Letters of Credit are outstanding and all Commitments have been terminated or expired) in the case of such amounts relating to Revolving Credit Loans, Swing Line Loans and the aggregate amount of drawings under Letters of Credit which have not then been reimbursed, and (y) on the final scheduled principal payment date set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to
          Section 8 or on which all Obligations have been fully paid, no Letters of Credit are outstanding and all Commitments have been terminated or expired) in the case of such amounts relating to the Term Loans; provided, that if on or before December 31, 2002, all Obligations have been fully paid, no Letters of Credit are outstanding and all Commitments have been terminated or expired, interest on such amounts accrued from and after July 1, 2002, shall be payable at the rate of 1% per annum instead of the rate set above."

     2.4. Section 2.18(b) of the Credit Agreement shall be amended by adding the following sentence thereto as the last sentence of that Section:

          "Notwithstanding any provision of this Section 2.18(b) to the contrary, during the period from and including June 30, 2002, through December 30, 2002, each mandatory principal prepayment made pursuant to
     Section 2.12(b) hereof in connection with an Asset Sale and all prepayments made with amounts held by the Administrative Agent on June 26, 2002, pursuant to Section 2.12(b)(iii) of this Agreement shall be applied to reduce the installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, due on June 30, 2002, September 30, 2002, and December 31, 2002, in the direct order of their respective maturities until all such principal installments have been fully paid, then as otherwise required by this Section 2.18(b)."

     2.5. Section 6.2 of the Credit Agreement shall be amended by replacing the period appearing at the end of subsection (n) thereof with a semi-colon and by adding the following provisions as subsections (o) and (p) thereof:

          "(o) no later than August 20, 2002, a strategic recapitalization plan in reasonable detail approved by the Borrower's Board of Directors and no later than September 6, 2002, a presentation by representatives of the Borrower and Bank America Securities to the Lenders of that strategic recapitaliztion plan; and

          (p) the Borrower shall cause its advisors to provide the Lenders with written updates regarding its advisors' analysis of the Borrower's asset sales, capital raising possibilities and other strategic initiatives on or prior to July 31, 2002, and September 26, 2002, and thereafter on dates to be determined by the Administrative Agent upon receipt of the Borrower's financial information for the period ending August 31, 2002 on September 27, 2002."

     2.6. The rows relating to the Borrower's fiscal quarters ending June 30, 2002, and September 30, 2002, in table appearing in Section 7.1(a) of the Credit Agreement shall be amended to read as follows:

      "June 30, 2002                                Not Tested
      September 30, 2002            2.29 to 1; provided that if the Extension
                                   Conditions are satisfied this covenant will
                                           not be tested on this date"

     2.7. The table appearing in Section 7.1(b) of the Credit Agreement shall be amended to read as follows:
                                               CONSOLIDATED CURRENT RATIO

 "PERIOD BEGINNING     PERIOD ENDING

September 30, 2001     March 31, 2002                   1.2 to 1
   June 30, 2002       June 30, 2002                   Not Tested
September 30, 2002   September 30, 2002
                                       1.2 to 1; provided that if the Extension
                                            Conditions are satisfied this
                                       covenant will not be tested on this date"
 December 31, 2002   September 30, 2003                 1.3 to 1
 December 31, 2003       Thereafter                     1.4 to 1"

     2.8. The rows relating to the Borrower's fiscal quarters ending June 30, 2002, and September 30, 2002, in the table appearing in Section 7.1(c) of the Credit Agreement shall be amended to read as follows:

 "June 30, 2002                                Not tested

September 30, 2002   $93,634,000; provided that if the Extension Conditions
                   are satisfied this covenant will not be tested on this date"

     2.9. The table appearing in Section 7.1(d) of the Credit Agreement shall be amended to read as follows:

 QUARTER ENDING                             MINIMUM AMOUNT
 September 30, 2001                          $19,881,000
 December 31, 2001                           $21,056,000
 March 31, 2002                              $15,753,000
 June 30, 2002                               $20,000,000
 September 30, 2002      $59,500,000, or $26,000,000 if the Extension Conditions
                                            are satisfied
 December 31, 2002                           $65,000,000
 March 31, 2003                              $75,000,000
 June 30, 2003                               $83,500,000
 September 30, 2003                          $93,000,000
 December 31, 2003                           $91,000,000
 March 31, 2004                              $90,000,000
 Thereafter                                  $88,000,000

     2.10. The rows relating to the Borrower's fiscal quarters ending June 30, 2002, and September 30, 2002, in the table appearing in Section 7.1(e) of the Credit Agreement shall be amended to read as follows:

    "June 30, 2002                         Not tested
  September 30, 2002        3.06 to 1; provided that if the Extension
                           Conditions are satisfied this covenant will
                                   not be tested on this date"

     2.11. The row relating to the Borrower's fiscal quarter ending September 30, 2002, in the table appearing in Section 7.1(f) of the Credit Agreement shall be amended to read as follows:

 "September 30, 2002         0.80 to 1; provided that if the Extension
                           Conditions are satisfied this covenant will
                                   not be tested on this date"

     2.12. Section 7.2(i) of the Credit Agreement shall be amended to read as follows:

          "(i) Indebtedness of the Borrower and its Subsidiaries to Commodity Credit Corporation; provided that such Indebtedness provides no recourse to the Borrower or any of its Subsidiaries, and provided further, that the aggregate principal amount of all such Indebtedness shall not exceed $30,000,000 at any time;".

     2.13. The Credit Agreement shall be amended by replacing Annex A thereto with the form of Annex A attached to this Amendment.

     Section 3. Conditions Precedent to Effectiveness. This Amendment shall become effective (the "Effective Date") upon satisfaction of all of the following conditions precedent:

     3.1. The execution and delivery of this Amendment by a duly authorized officer of each of the Borrower, the Agents and the Supermajority Lenders.

     3.2. No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

     3.3. The representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

     Section 4. Representation and Warranties. The Borrower represents and warrants to each Agent and each Lender that as of the Effective Date, after giving effect to this Amendment:

     4.1. no Default or Event of Default has occurred and is continuing;

     4.2. the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date); and

     4.3. this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     Section 5. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     Section 6. Expenses. The Borrower agrees to pay and reimburse the Agents for all of their reasonable costs and out-of-pocket expenses incurred in connection with the preparation, execution and delivery of this Amendment and ancillary documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

     Section 7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                             IMPERIAL SUGAR COMPANY

                             By:  /s/ Karen L. Mercer
                                ------------------------------------
                                Name:   Karen L. Mercer
                                Title:  VP and Treasurer

                             HARRIS TRUST AND SAVINGS BANK, as
                                Administrative Agent, Collateral Agent,
                                Issuing Lender and as a Lender

                             By:
                                ------------------------------------
                                Name:
                                Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                             IMPERIAL SUGAR COMPANY

                             By:
                                ------------------------------------
                                Name:
                                Title:

                             HARRIS TRUST AND SAVINGS BANK, as
                                Administrative Agent, Collateral Agent,
                                Issuing Lender and as a Lender

                             By:  /s/ Sandra J. Sanders
                                ------------------------------------
                                Name:   Sandra J. Sanders
                                Title:  Vice President

                             LEHMAN COMMERCIAL PAPER INC.


                             By:  /s/ Michele Swanson
                                ------------------------------------
                                Name:   Michele Swanson
                                Title:  Authorized Signatory

                            UNION BANK OF CALIFORNIA, N.A.


                            By:  /s/ Daniel J. Isenberg
                               --------------------------------------
                               Name:  Daniel J. Isenberg
                               Title: Vice President

                            U.S. BANK NATIONAL ASSOCIATION

                            By:  /s/ Harold Nelson
                               --------------------------------------
                               Name:  Harold Nelson
                               Title: V.P.

                            THE BANK OF NEW YORK

                            By:  /s/ Michael B. Scaduto
                               ---------------------------------------
                            Name:  Michael B. Scaduto
                            Title: Vice President

                             FARM CREDIT BANK OF WICHITA

                             By:  /s/ Travis W. Ball
                                --------------------------------------
                                Name:  Travis W. Ball
                                Title: Vice President

                             FROST NATIONAL BANK

                             By:  /s/ Phil Dudley
                                --------------------------------------
                                Name:  Phil Dudley
                                Title: Senior Vice President

                            CREDIT AGRICOLE INDOSUEZ

                             By:  /s/ Kathleen M. Sweeney
                                --------------------------------------
                                Name:  Kathleen M. Sweeney
                                Title: Vice President


                             By:  /s/ Frederik W. Aase
                                --------------------------------------
                                Name:  Frederik W. Aase
                                Title: Vice President

                            WELLS FARGO BANK (TEXAS), N.A.


                             By:  /s/ Danny Oliver
                                --------------------------------------
                                Name:  Danny Oliver
                                Title: Vice President

                            METROPOLITAN LIFE INSURANCE COMPANY


                             By:  /s/ Jacqueline D.Jenkins
                                --------------------------------------
                                Name:  Jacqueline D. Jenkins
                                Title: Managing Director

                            MONUMENT CAPITAL LTD.

                            By:   Alliance Capital Management L.P.,
                                  as Investment Manager

                            By: Alliance Capital Management Corporation, as General Partner


                             By:  /s/ Joel Serebransky
                                --------------------------------------
                                Name:  Joel Serebransky
                                Title: Senior Vice President


                            OAK MOUNTAIN LIMITED

                            By:   Alliance Capital Management L.P.,
                                  as Investment Manager

                            By: Alliance Capital Management Corporation, as General Partner


                             By:  /s/ Joel Serebransky
                                --------------------------------------
                                Name:  Joel Serebransky
                                Title: Senior Vice President

                            VAN KAMPEN CLO I, LTD.

                            By:   Van Kampen Management Inc.,
                                  as Collateral Manager


                             By:  /s/ Brad Langs
                                --------------------------------------
                                Name:  Brad Langs
                                Title: Vice President

                            VAN KAMPEN CLO II, LTD.

                            By:   Van Kampen Management Inc.,
                                  as Collateral Manager


                            By:  /s/ Brad Langs
                               --------------------------------------
                               Name:  Brad Langs
                               Title: Vice President

                            VAN KAMPEN SENIOR INCOME TRUST

                            By:  /s/ Brad Langs
                               --------------------------------------
                               Name:  Brad Langs
                               Title: Vice President

                             KZH STERLING LLC

                             By:  /s/ Susan Lee
                                --------------------------------------
                                Name:  Susan Lee
                                Title:  Authorized Agent

                             LONE STAR PARTNERS, L.P.

                             By:  /s/ Jerome L. Simon
                                --------------------------------------
                                Name:  Jerome L. Simon
                                Title: Portfolio Manager